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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K


                                 CURRENT REPORT

                            Pursuant to Regulation FD
                                Rules 100 and 101

         Date of Report (Date of earliest event reported): June 30, 2002



                               CIT EC - EF 2001-A
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



       000-33183
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                   c/o Chase Manhattan Bank USA,
                   National Association
                   c/o JP Morgan Chase
                   500 Stanton Christiana Road, OPS4/3rd Floor
                   Newark, Delaware 19713
                  (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 552-6287


                                       N/A


         (Former name or former address, if changed since last report.)





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Item 9. Regulation FD Disclosure.

     CIT EC - EF 2001-A is reporting its portfolio stratification report as of June 30, 2002. The percentages and balances set forth in the tables in the report may not total due to rounding.

Exhibit 99 - Portfolio Stratification Report


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CIT EC - EF 2001-A

                                 By: THE CIT GROUP/EQUIPMENT FINANCING, INC.
                                     as Servicer

                                 By: /s/ Glenn A. Votek
                                    ----------------------
                                    Name:  Glenn A. Votek
                                    Title: Executive Vice President & Treasurer


Dated: September 27, 2002